                                                                   EXHIBIT 99.1

                                                        MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK, INC.                     ACCRUAL BASIS

      CASE  NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96

      JUDGE: BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2001


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:

      /s/ DREW KEITH                                     Chief Financial Officer
      -------------------------------------------       ------------------------
      ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY              TITLE

      Drew Keith                                               3/20/2001
      -------------------------------------------       ------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                         DATE

      PREPARER:

      /s/ JESSICA L. WILSON                             Chief Accounting Officer
      -------------------------------------------       ------------------------
      ORIGINAL  SIGNATURE  OF  PREPARER                        TITLE

      Jessica L. Wilson                                      3/20/2001
      -------------------------------------------       ------------------------
      PRINTED NAME OF PREPARER                                  DATE

                                                        MONTHLY OPERATING REPORT

        CASE  NAME:  KITTY HAWK, INC.                   ACCRUAL BASIS-1

        CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96



        COMPARATIVE  BALANCE  SHEET

                                                             SCHEDULE                 MONTH                  MONTH         MONTH
        ASSETS                                                AMOUNT               January 2001          February 2001
        ----------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED  CASH                          $13,401,586             $31,545,131           $34,210,430          $0
        2.      RESTRICTED  CASH                                                             $0                    $0          $0
        3.      TOTAL  CASH                                 $13,401,586             $31,545,131           $34,210,430          $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS  RECEIVABLE  (NET)                                        ($12,639,451)         ($12,720,253)         $0
        5.      INVENTORY                                                           ($1,016,667)          ($1,016,667)         $0
        6.      NOTES  RECEIVABLE                               $15,000                 $15,000               $15,000          $0
        7.      PREPAID  EXPENSES                                                      $356,632              $447,667          $0
        8.      OTHER  (ATTACH  LIST)                      $422,186,692            $353,355,798          $349,988,037          $0
        9.      TOTAL  CURRENT  ASSETS                     $435,603,278            $371,616,443          $370,924,214          $0
        ----------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY,  PLANT  &  EQUIPMENT               $2,425,652              $6,076,562            $6,083,445          $0
        11.     LESS:  ACCUMULATED
                DEPRECIATION / DEPLETION                                             $2,017,973            $2,096,245          $0
        12.     NET  PROPERTY,  PLANT  &
                EQUIPMENT                                    $2,425,652              $4,058,589            $3,987,200          $0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                               $62,465                $219,367              $219,367          $0
        14.     OTHER  ASSETS  -  NET  OF
                AMORTIZATION  (ATTACH  LIST)                $10,967,208              $9,791,021            $9,720,420          $0
        15.     OTHER (ATTACH LIST)                        $138,370,015            $138,370,015          $138,370,015          $0
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                               $587,428,618            $524,055,435          $523,221,216          $0
        ============================================================================================================================
        POSTPETITION  LIABILITIES
        17.     ACCOUNTS  PAYABLE                                                        $3,112             ($180,111)         $0
        18.     TAXES  PAYABLE                                                               $0                    $0          $0
        19.     NOTES  PAYABLE                                                               $0                    $0          $0
        20.     PROFESSIONAL  FEES                                                     $782,236            $1,289,912          $0
        21.     SECURED  DEBT                                                                $0                    $0          $0
        22.     OTHER  (ATTACH  LIST)                                                $2,923,280            $2,730,846          $0
        ----------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL  POSTPETITION
                LIABILITIES                                                          $3,708,628            $3,840,647          $0
        ============================================================================================================================
        PREPETITION  LIABILITIES
        24.     SECURED  DEBT                              $466,119,468            $390,493,178          $389,840,761          $0
        25.     PRIORITY  DEBT                                  $29,661                      $0                    $0          $0
        26.     UNSECURED  DEBT                             $22,580,547              $2,232,268            $2,232,268          $0
        27.     OTHER (ATTACH LIST)                                  $0             $29,163,394           $28,849,573          $0
        28.     TOTAL  PREPETITION  LIABILITIES            $488,729,676            $421,888,840          $420,922,602          $0
        ----------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                          $488,729,676            $425,597,468          $424,763,249          $0
        ============================================================================================================================
        EQUITY
        30.     PREPETITION  OWNERS'  EQUITY                                        $98,457,967           $98,457,967          $0
        31.     POSTPETITION  CUMULATIVE
                PROFIT  OR  (LOSS)                                                           $0                    $0          $0
        32.     DIRECT  CHARGES  TO  EQUITY
                (ATTACH  EXPLANATION)
        33.     TOTAL  EQUITY                                        $0             $98,457,967           $98,457,967          $0
        ----------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL  LIABILITIES  &
                OWNERS'  EQUITY                            $488,729,676            $524,055,435          $523,221,216          $0
        ============================================================================================================================

                                                        MONTHLY OPERATING REPORT

        CASE  NAME:  KITTY HAWK, INC.                   ACCRUAL BASIS-2

        CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96

        INCOME STATEMENT

                                                                   MONTH              MONTH          MONTH                QUARTER
        REVENUES                                                January 2001      February 2001                            TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.     GROSS  REVENUES                                             $0                 $0             $0                  $0
        2.     LESS:  RETURNS & DISCOUNTS                                  $0                 $0             $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.     NET  REVENUE                                                $0                 $0             $0                  $0
        ============================================================================================================================
        COST  OF  GOODS  SOLD

        4.     MATERIAL                                                    $0                 $0             $0                  $0
        5.     DIRECT  LABOR                                               $0                 $0             $0                  $0
        6.     DIRECT  OVERHEAD                                            $0                 $0             $0                  $0
        7.     TOTAL  COST  OF  GOODS  SOLD                                $0                 $0             $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        8.     GROSS  PROFIT                                               $0                 $0             $0                  $0
        ============================================================================================================================
        OPERATING  EXPENSES
        9.     OFFICER / INSIDER  COMPENSATION                       $107,083           $107,083             $0            $214,166
        10.    SELLING  &  MARKETING                                       $0                 $0             $0                  $0
        11.    GENERAL & ADMINISTRATIVE                           ($1,639,921)         ($667,349)            $0         ($2,307,270)
        12.    RENT  &  LEASE                                         $41,080            $31,248             $0             $72,328
        13.    OTHER (ATTACH LIST)                                         $0                 $0             $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL  OPERATING  EXPENSES                         ($1,491,758)         ($529,018)            $0         ($2,020,776)
        ----------------------------------------------------------------------------------------------------------------------------
        15.    INCOME  BEFORE  NON-OPERATING
               INCOME & EXPENSE                                    $1,491,758           $529,018             $0          $2,020,776
        ============================================================================================================================
        OTHER  INCOME  &  EXPENSES
        16.    NON-OPERATING INCOME (ATT.  LIST)                    ($144,773)         ($205,267)            $0           ($350,040)
        17.    NON-OPERATING EXPENSE (ATT.  LIST)                          $0                 $0             $0                  $0
        18.    INTEREST  EXPENSE                                           $0                 $0             $0                  $0
        19.    DEPRECIATION / DEPLETION                               $78,270            $78,270             $0            $156,540
        20.    AMORTIZATION                                           $76,984            $76,984             $0            $153,968
        21.    OTHER (ATTACH LIST)                                         $0                 $0             $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        22.    NET  OTHER INCOME & EXPENSES                           $10,481           ($50,013)            $0            ($39,532)
        ============================================================================================================================
        REORGANIZATION  EXPENSES
        23.    PROFESSIONAL  FEES                                  $1,481,277           $579,031             $0          $2,060,308
        24.    U.S.  TRUSTEE  FEES                                         $0                 $0             $0                  $0
        25.    OTHER (ATTACH LIST)                                         $0                 $0             $0                  $0
        26.    TOTAL  REORGANIZATION  EXPENSES                     $1,481,277           $579,031             $0          $2,060,308
        ----------------------------------------------------------------------------------------------------------------------------
        27.    INCOME  TAX                                                 $0                 $0             $0                  $0
        ============================================================================================================================
        28.    NET  PROFIT  (LOSS)                                         $0                 $0             $0                  $0
        ============================================================================================================================

                                                        MONTHLY OPERATING REPORT

        CASE  NAME:  KITTY HAWK, INC.                   ACCRUAL BASIS-3

        CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96

        CASH  RECEIPTS  AND                                   MONTH                  MONTH         MONTH               QUARTER
        DISBURSEMENTS                                      January 2001           February 2001                         TOTAL
        -------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING  OF  MONTH                  $14,294,580             $31,545,131          $0          $14,294,580
        -------------------------------------------------------------------------------------------------------------------------
        RECEIPTS  FROM  OPERATIONS
        2.     CASH  SALES                                           $0                      $0          $0                   $0
        -------------------------------------------------------------------------------------------------------------------------
        COLLECTION  OF  ACCOUNTS  RECEIVABLE
        3.     PREPETITION                                           $0                      $0          $0                   $0
        4.     POSTPETITION                                          $0                      $0          $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL  OPERATING  RECEIPTS                            $0                      $0          $0                   $0
        =========================================================================================================================
        NON - OPERATING RECEIPTS
        6.     LOANS  &  ADVANCES  (ATTACH  LIST)                    $0                      $0          $0                   $0
        7.     SALE  OF  ASSETS                                      $0                      $0          $0                   $0
        8.     OTHER  (ATTACH  LIST)                        $65,875,210             $31,477,401          $0          $97,352,611
        9.     TOTAL  NON-OPERATING  RECEIPTS               $65,875,210             $31,477,401          $0          $97,352,611
        -------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL  RECEIPTS                              $65,875,210             $31,477,401          $0          $97,352,611
        -------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL  CASH  AVAILABLE                       $80,169,790             $63,022,532          $0         $111,647,191
        =========================================================================================================================
        OPERATING  DISBURSEMENTS
        12.    NET  PAYROLL                                  $3,703,643              $4,431,079          $0           $8,134,722
        13.    PAYROLL TAXES PAID                            $1,895,115                $789,238          $0           $2,684,353
        14.    SALES,  USE  &  OTHER  TAXES  PAID              $237,314                 $88,993          $0             $326,307
        15.    SECURED / RENTAL / LEASES                     $3,610,102              $4,005,254          $0           $7,615,356
        16.    UTILITIES                                       $103,421                $127,082          $0             $230,503
        17.    INSURANCE                                       $423,996              $1,796,030          $0           $2,220,026
        18.    INVENTORY  PURCHASES                                  $0                      $0          $0                   $0
        19.    VEHICLE  EXPENSES                                     $0                      $0          $0                   $0
        20.    TRAVEL                                        $1,412,100                $993,739          $0           $2,405,839
        21.    ENTERTAINMENT                                         $0                      $0          $0                   $0
        22.    REPAIRS  &  MAINTENANCE                       $4,622,644              $2,628,299          $0           $7,250,943
        23.    SUPPLIES                                              $0                      $0          $0                   $0
        24.    ADVERTISING                                       $5,291                  $3,974          $0               $9,265
        25.    OTHER  (ATTACH  LIST)                        $31,350,549             $13,626,592          $0          $44,977,141
        -------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL  OPERATING  DISBURSEMENTS              $47,364,175             $28,490,280          $0          $75,854,455
        =========================================================================================================================
        REORGANIZATION  EXPENSES
        27.    PROFESSIONAL  FEES                            $1,241,484                $321,822          $0           $1,563,306
        28.    U.S.  TRUSTEE  FEES                              $19,000                      $0          $0              $19,000
        29.    OTHER  (ATTACH  LIST)                                 $0                      $0          $0                   $0
        30.    TOTAL  REORGANIZATION  EXPENSES               $1,260,484                $321,822          $0           $1,582,306
        31.    TOTAL  DISBURSEMENTS                         $48,624,659             $28,812,102          $0          $77,436,761
        32.    NET  CASH  FLOW                              $17,250,551              $2,665,299          $0          $19,915,850
        -------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                          $31,545,131             $34,210,430          $0          $34,210,430
        =========================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK, INC.                           ACCRUAL BASIS-4

CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96

                                                          SCHEDULE             MONTH                MONTH         MONTH
ACCOUNTS  RECEIVABLE  AGING                                AMOUNT           January 2001        February 2001
--------------------------------------------------------------------------------------------------------------------------
1.        0-30                                                                     $1,187             $19,968          $0
2.        31-60                                                                   $63,947             $63,947          $0
3.        61-90                                                                        $0                  $0          $0
4.        91+                                                                          $0                  $0          $0
5.        TOTAL  ACCOUNTS  RECEIVABLE                             $0              $65,134             $83,915          $0
--------------------------------------------------------------------------------------------------------------------------
6.        AMOUNT  CONSIDERED  UNCOLLECTIBLE                                   $12,704,585         $12,804,168          $0
--------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS  RECEIVABLE  (NET)                             $0         ($12,639,451)       ($12,720,253)         $0
==========================================================================================================================



AGING  OF  POSTPETITION  TAXES  AND  PAYABLES            MONTH:    February 2001
---------------------------------------------                  -----------------

                                                 0-30           31-60              61-90             91+
TAXES  PAYABLE                                   DAYS           DAYS               DAYS              DAYS              TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                                      $0             $0                $0                 $0                $0
2.        STATE                                        $0             $0                $0                 $0                $0
3.        LOCAL                                        $0             $0                $0                 $0                $0
4.        OTHER (ATTACH LIST)                          $0             $0                $0                 $0                $0
-------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  TAXES  PAYABLE                        $0             $0                $0                 $0                $0
================================================================================================================================

6.        ACCOUNTS  PAYABLE                     ($279,616)      ($87,073)         $181,177             $5,401         ($180,111)
================================================================================================================================


STATUS  OF  POSTPETITION  TAXES                             MONTH: February 2001
-------------------------------                                   --------------

                                                   BEGINNING             AMOUNT                             ENDING
                                                      TAX             WITHHELD AND/          AMOUNT           TAX
FEDERAL                                           LIABILITY*           0R ACCRUED             PAID         LIABILITY
--------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                    $0            $159,892            $159,892            $0
2.        FICA-EMPLOYEE**                                  $0                  $0                  $0            $0
3.        FICA-EMPLOYER**                                  $0                  $0                  $0            $0
4.        UNEMPLOYMENT                                     $0                  $0                  $0            $0
5.        INCOME                                           $0                  $0                  $0            $0
6.        OTHER (ATTACH LIST)                              $0                  $0                  $0            $0
--------------------------------------------------------------------------------------------------------------------
7.        TOTAL  FEDERAL  TAXES                            $0            $159,892            $159,892            $0
====================================================================================================================
STATE  AND  LOCAL
8.        WITHHOLDING                                      $0                  $0                  $0            $0
9.        SALES                                            $0                  $0                  $0            $0
10.       EXCISE                                           $0                  $0                  $0            $0
11.       UNEMPLOYMENT                                     $0                  $0                  $0            $0
12.       REAL  PROPERTY                                   $0                  $0                  $0            $0
13.       PERSONAL  PROPERTY                               $0                  $0                  $0            $0
14.       OTHER (ATTACH LIST)                              $0                  $0                  $0            $0
15.       TOTAL  STATE  &  LOCAL                           $0                  $0                  $0            $0
--------------------------------------------------------------------------------------------------------------------
16.       TOTAL  TAXES                                     $0            $159,892            $159,892            $0
====================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

        CASE  NAME:  KITTY HAWK, INC.                   ACCRUAL BASIS-5

        CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH:      February 2001
        BANK  RECONCILIATIONS                                -------------------

                                                             Account #1          Account #2          Account #3
        A.          BANK:                                      Bank One           Bank One           Wells Fargo
        B.           ACCOUNT  NUMBER:                         100140334          9319959434          4417-881463           TOTAL
        C.           PURPOSE  (TYPE):                         Operating         Disbursement          Operating
        ----------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE  PER  BANK  STATEMENT                 $1,181,558             $50,000             $19,243         $1,533,852
        2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED                  $0                  $0                  $0                 $0
        3.      SUBTRACT:  OUTSTANDING  CHECKS                $3,050,031                  $0                  $0         $3,289,341
        4.      OTHER  RECONCILING  ITEMS                                                 $0                  $0                 $0
        5.      MONTH  END  BALANCE  PER  BOOKS              ($1,868,473)            $50,000             $19,243        ($1,799,230)
        6.      NUMBER  OF  LAST  CHECK  WRITTEN              No checks             25991             No checks

        INVESTMENT ACCOUNTS

                                                                DATE OF           TYPE OF           PURCHASE             CURRENT
        BANK,  ACCOUNT  NAME  &  NUMBER                         PURCHASE         INSTRUMENT           PRICE               VALUE
        --------------------------------------------------------------------------------------------------------------------------
        7.      Wells Fargo Certificate of Deposit                             CD                     $600,000            $605,115
        8.      Bank One                                        2/28/2001      Overnight Sweep     $35,359,804         $35,359,804
        9.      N/A
        10.     N/A
        11.     TOTAL  INVESTMENTS                                                                 $35,959,804         $35,964,919
        CASH
        --------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                            $1,000
        --------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL  CASH  -  END  OF MONTH                                                                          $34,210,430
        --------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

        CASE  NAME:  KITTY HAWK, INC.                   ACCRUAL BASIS-5

        CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH:      February 2001
        BANK  RECONCILIATIONS                                -------------------

                                                         Account #4           Account #5           Account #6
        A.          BANK:                                 Bank One             Bank One             Bank One
        B.           ACCOUNT  NUMBER:                    1570695922      100129949/9319958451      1586268961              TOTAL
        C.           PURPOSE  (TYPE):                     Payroll         Health Insurance       Flex Spending
        ---------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE  PER  BANK  STATEMENT                     $0             $239,310              $43,741             $283,051
        2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED              $0                   $0                   $0                   $0
        3.      SUBTRACT:  OUTSTANDING  CHECKS                    $0             $239,310                   $0             $239,310
        4.      OTHER  RECONCILING  ITEMS                         $0                   $0                   $0                   $0
        5.      MONTH  END  BALANCE  PER  BOOKS                   $0                   $0              $43,741              $43,741
        6.      NUMBER  OF  LAST  CHECK  WRITTEN           75181               145448                11011


        INVESTMENT ACCOUNTS

                                                          DATE OF             TYPE OF              PURCHASE              CURRENT
        BANK,  ACCOUNT  NAME  &  NUMBER                   PURCHASE           INSTRUMENT             PRICE                 VALUE
        ---------------------------------------------------------------------------------------------------------------------------
        7.
        8.
        9.
        10.
        11.     TOTAL  INVESTMENTS                                                                          $0                    $0
        CASH
        ---------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                                  $0
        ---------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL  CASH  -  END  OF MONTH                                                                                $43,741
        ---------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

        CASE  NAME:  KITTY HAWK, INC.                   ACCRUAL BASIS-5

        CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH:      February 2001
        BANK  RECONCILIATIONS                                -------------------

                                                             Account #7      Account #8    Account #9
        A.          BANK:                                     Bank One
        B.           ACCOUNT  NUMBER:                        1586269860                                    TOTAL
        C.           PURPOSE  (TYPE):                           COD
        ----------------------------------------------------------------------------------------------------------
        1.      BALANCE  PER  BANK  STATEMENT                       $0             $0            $0            $0
        2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED                $0             $0            $0            $0
        3.      SUBTRACT:  OUTSTANDING  CHECKS                      $0             $0            $0            $0
        4.      OTHER  RECONCILING  ITEMS                           $0             $0            $0            $0
        5.      MONTH  END  BALANCE  PER  BOOKS                     $0                                         $0
        6.      NUMBER  OF  LAST  CHECK  WRITTEN              2111


        INVESTMENT ACCOUNTS

                                                                DATE OF          TYPE OF          PURCHASE           CURRENT
        BANK,  ACCOUNT  NAME  &  NUMBER                        PURCHASE         INSTRUMENT          PRICE             VALUE
        -----------------------------------------------------------------------------------------------------------------------
        7.
        8.
        9.
        10.
        11.     TOTAL  INVESTMENTS                                                                         $0                $0
        CASH
        -----------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND
        -----------------------------------------------------------------------------------------------------------------------
        13.     TOTAL  CASH  -  END  OF MONTH                                                                                $0
        -----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

       CASE  NAME:  KITTY HAWK, INC.                    ACCRUAL BASIS-6

       CASE  NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96

                                                        MONTH:   February 2001
                                                              ------------------
       PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                 INSIDERS
       ------------------------------------------------------------------------------------------------
                                         TYPE OF                           AMOUNT            TOTAL PAID
                 NAME                    PAYMENT                            PAID               TO DATE
       ------------------------------------------------------------------------------------------------
       1.   Mike Clark               Salary                                 $7,916             $74,167
       2.   Jim Craig                Salary                                $33,333            $200,002
       3.   Janie Garrard            Salary                                     $0              $2,625
       4.   Drew Keith               Salary                                $32,500            $201,462
       5    Lena Baker               Salary                                     $0              $7,500
       6    Jim Reeves               Salary                                $33,333            $333,330
       7    John Turnipseed          Salary                                     $0             $41,668
       ------------------------------------------------------------------------------------------------
       8    TOTAL  PAYMENTS
            TO  INSIDERS                                                  $107,082            $860,754
       ================================================================================================

                                                                  PROFESSIONALS
       ----------------------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT                                                                  TOTAL
                                         ORDER AUTHORIZING     AMOUNT             AMOUNT            TOTAL PAID           INCURRED
                   NAME                      PAYMENT          APPROVED             PAID               TO DATE           & UNPAID *
       ----------------------------------------------------------------------------------------------------------------------------
       1.   Lain Faulkner                                                           $49,140            $583,292            $184,159
       2.   Haynes and Boone                                                             $0          $2,140,128            $551,661
       3.   The Seabury Group                                                      $150,000          $1,500,000                  $0
       4.   Forshey & Prostock                                                           $0            $365,670                  $0
       5    Price Waterhouse Coopers                                                     $0            $294,071            $106,500
       6    Jay Alix and Associates                                                      $0            $640,992            $109,653
       7    Andrews & Kurth                                                              $0            $823,377            $109,000
       8    Jenkins & Gilchrist                                                          $0             $47,474                  $0
       9    Ford and Harrison                                                            $0            $201,365             $10,515
       10   Grant Thornton                                                          $28,799            $173,078                  $0
       11   Verner Liipfert                                                              $0            $251,171            $218,424
       ----------------------------------------------------------------------------------------------------------------------------
       12   TOTAL  PAYMENTS
            TO  PROFESSIONALS                                        $0            $227,939          $7,020,618          $1,289,912
       ============================================================================================================================

       *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                                    SCHEDULED            AMOUNTS
                                                                     MONTHLY              PAID                TOTAL
                                                                    PAYMENTS             DURING              UNPAID
                          NAME OF CREDITOR                             DUE                MONTH           POSTPETITION
       ---------------------------------------------------------------------------------------------------------------
       1.   N/A
       2.   N/A
       3.   N/A
       4.   N/A
       5.   N/A
       ---------------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                           $0                 $0                   $0
       ===============================================================================================================

                                                        MONTHLY OPERATING REPORT

         CASE  NAME:  KITTY HAWK, INC.                  ACCRUAL  BASIS-7

         CASE  NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96

                                                        MONTH: February 2001
                                                              ------------------
         QUESTIONNAIRE

                                                                                                    YES                  NO
         -------------------------------------------------------------------------------------------------------------------
         1.      HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
                 THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                             X
         -------------------------------------------------------------------------------------------------------------------
         2.      HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
                 OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                        X
         -------------------------------------------------------------------------------------------------------------------
         3.      ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
                 LOANS) DUE  FROM RELATED PARTIES?                                                                       X
         -------------------------------------------------------------------------------------------------------------------
         4.      HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
                 THIS REPORTING PERIOD?                                                              X
         -------------------------------------------------------------------------------------------------------------------
         5.      HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
                 DEBTOR FROM ANY PARTY?                                                                                  X
         -------------------------------------------------------------------------------------------------------------------
         6.      ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                      X
         -------------------------------------------------------------------------------------------------------------------
         7.      ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
                 PAST  DUE?                                                                                              X
         -------------------------------------------------------------------------------------------------------------------
         8.      ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                 X
         -------------------------------------------------------------------------------------------------------------------
         9.      ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                          X
         -------------------------------------------------------------------------------------------------------------------
         10.     ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
                 DELINQUENT?                                                                                             X
         -------------------------------------------------------------------------------------------------------------------
         11.     HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
                 REPORTING PERIOD?                                                                                       X
         -------------------------------------------------------------------------------------------------------------------
         12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                         X
         -------------------------------------------------------------------------------------------------------------------

         IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
         Item #4 - the Company has paid down approximately $652,000 on its revolving credit facility in accordance with various court orders. Cash used in the payments were a result of asset sales (aircraft and inventory) and internally generated cash.

         INSURANCE

                                                                                                    YES                  NO
         -------------------------------------------------------------------------------------------------------------------
         1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
                 NECESSARY INSURANCE COVERAGES IN EFFECT?                                            X
         -------------------------------------------------------------------------------------------------------------------
         2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                              X
         -------------------------------------------------------------------------------------------------------------------
         3.      PLEASE ITEMIZE POLICIES BELOW.
         ===================================================================================================================

         IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                          INSTALLMENT  PAYMENTS
                 ------------------------------------------------------------------------------------------------------------------
                      TYPE  OF                                                                                     PAYMENT AMOUNT
                       POLICY                           CARRIER                          PERIOD COVERED             & FREQUENCY
                 ------------------------------------------------------------------------------------------------------------------
                 121 Aircraft Insurance       Aviation Agency                        6/1/2000 - 5/31/2001        781,160  Quarterly
                 Workers Comp                 Aviation Agency                        01/01/2001 - 12/31/2001      95,000    Monthly
                 Inland Marine/Property       CGU                                    4/1/2000 - 3/31/2001          9,902    Monthly
                 Professional Liab            Aviation Agency                        6/1/2000 - 5/31/2001         25,291     Annual
                 135 Aircraft Insurance       Aviation Agency                        10/1/2000 - 9/30/2001       100,266  Quarterly
                 Primary Auto                 Aviation Agency                        4/1/2000 - 3/31/2001         10,827    Monthly
                 Excess Auto                  Aviation Agency                        4/1/2000 - 3/31/2001         29,870     Annual
                 Medical Equipment            Aviation Agency                        3/29/2000 -3/29/2001          3,363     Annual
                 Aggregate Claims Liab        Reliastar                              5/1/2000 - 4/30/2001         15,000   Annually
                 Claims Admin Runout          CIGNA                                  5/1/2000 - 4/30/2001        125,779   One time
                 Pilot Long Term Disabl       UNUM                                   5/1/2000 - 4/30/2001          7,975    Monthly
                 Stop Loss                    Reliastar                              5/1/2000 - 4/30/2001         31,635    Monthly
                 Case Management              Reliastar                              5/1/2000 - 4/30/2001          1,329    Monthly
                 Claims Administration        Allied Benefit System                  5/1/2000 - 4/30/2001         25,052    Monthly
                 Life/AD&D                    CIGNA                                  5/1/2000 - 4/30/2001         11,732    Monthly
                 EAP                          Behavioral Health Partners             5/1/2000 - 4/30/2001          2,941    Monthly
                 Section 125 Admin            Taxsaver                               5/1/2000 - 4/30/2001          1,179    Monthly
                 ------------------------------------------------------------------------------------------------------------------

         CASE  NAME:  KITTY HAWK, INC.

         CASE  NUMBER: 400-42141-BJH

         DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                                   February 2001
8.    OTHER  (ATTACH  LIST)                                    $ 349,988,037 Reported
                                                               --------------
           Intercompany Receivables                              347,810,222
           Escrow JRC                                                400,000
           A/R Other                                                 458,390
           A/R Employees                                                   -
           A/R 401(k) Loan                                              (492)
           A/R Reconciling item                                      (10,097)
           Deferred Taxes                                            776,266
           Deposits - Other                                          137,749
           Deposits - Retainers                                      415,999
                                                               --------------
                                                                 349,988,037 Detail
                                                               --------------
                                                                           - Difference

14.   OTHER  ASSETS  -  NET  OF
      AMORTIZATION  (ATTACH  LIST)                                 9,720,420 Reported
                                                               --------------
           Loan organizaiton costs                                 1,178,556
           Bond offering costs                                     7,151,860
           Goodwill - KH Cargo                                     1,390,004
                                                               --------------
                                                                   9,720,420 Detail
                                                               --------------
                                                                           - Difference

15.   OTHER (ATTACH LIST)                                        138,370,015
                                                               --------------
           Investment in KH Aircargo                                   1,000
           Investment in KH International                         81,974,302
           Investment in Longhorn                                  2,266,436
           Investment in KH Cargo                                 54,128,277
                                                               --------------
                                                                 138,370,015 Detail
                                                               --------------
                                                                           - Difference

22.   OTHER  (ATTACH  LIST)                                      $ 2,730,846 Reported
                                                               --------------
           Accrued expenses                                          888,908
           Accrued interest                                          420,607
           Accrued health savings                                    614,257
           A/P Aging reconciling item                                (25,853)
           A/P clearing                                                    -
           Accrued 401(k)                                             27,445
           Accrued Salaries/Wages                                    805,482
                                                               --------------
                                                                   2,730,846 Detail
                                                               --------------
                                                                           - Difference

27.   OTHER (ATTACH LIST)                                       $ 28,849,573 Reported
                                                               --------------
           Deferred Taxes                                         31,006,505
           Accrued Taxes payable                                 (17,685,679)
           Interest payable                                       15,528,747
                                                               --------------
                                                                  28,849,573 Detail
                                                               --------------
                                                                           - Difference

      CASE  NAME:  KITTY HAWK, INC.

      CASE  NUMBER: 400-42141

      DETAILS OF OTHER ITEMS

ACCRUAL BASIS-2
16.   NON-OPERATING INCOME (ATT.  LIST)                             (205,267)Reported
                                                               --------------
           Interest Income                                          (205,267)
                                                               --------------
                                                                    (205,267)Detail
                                                               --------------
                                                                           - Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                       31,477,401 Reported
                                                               --------------
           Transfers from Charters                                 1,550,221
           Transfers from Cargo                                   10,678,535
           Transfers from Aircargo                                14,932,327
           Transfers from International                                5,000
           Cash deposits - non-lockbox                             4,066,455
           Interest income                                           199,737
           Misc Deposits                                              47,769
           NSF Checks                                                 (2,643)
                                                               --------------
                                                                  31,477,401 Detail
                                                               --------------
                                                                           - Difference
                                                               --------------

25.   OTHER  (ATTACH  LIST)                                       13,626,592 Reported
                                                               --------------
           Inc. 401(k)                                               515,190
           Employee Expenses                                         138,343
           Bank charges                                               69,859
           Refunds/Claims                                             18,650
           Interest expense                                              307
           Fuel                                                    5,764,487
           Ground Handling                                         2,488,812
           Shipping                                                  127,453
           Ondemand Charter costs                                     35,085
           135 Airline costs                                           9,075
           Contract Labor                                            565,800
           Trucking                                                  378,441
           Customs/Parking/Landing                                   543,414
           Containers                                                 26,226
           Security                                                   22,322
           Simulator/Communication/Other Training                    247,134
           Misc                                                       66,206
           Asset purchase                                            600,000
           Charts/Manuals                                              2,801
           Shutdown costs                                             52,509
           Deicing                                                   167,153
           Office                                                     34,523
           Subcharter Aircraft                                     1,752,802
                                                               --------------
                                                                  13,626,592 Detail
                                                               --------------
                                                                           - Difference

    CASE  NAME:  KITTY HAWK, INC.                           FOOTNOTES SUPPLEMENT

    CASE  NUMBER: 400-42141-BJH                             ACCRUAL BASIS

                                                            MONTH: February 2001
                                                                  --------------

     ACCRUAL BASIS      LINE
      FORM NUMBER      NUMBER                              FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------
          3              8        All cash received into the each subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
    -----------------------------------------------------------------------------------------------------------
          3              31        All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
    -----------------------------------------------------------------------------------------------------------
          4              6        All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
    -----------------------------------------------------------------------------------------------------------
          7                          All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
    -----------------------------------------------------------------------------------------------------------
          6           Insiders     Payments to insiders include a portion of the Court approved retention payments in the month of January.
    -----------------------------------------------------------------------------------------------------------